Exhibit 99.1

Comera Life Sciences Announces Up To $15 million Purchase

Agreement with Arena Business Solutions

WOBURN, Mass. — August 31, 2022 — Comera Life Sciences Holdings, Inc. (Nasdaq: CMRA) (“Company” or “Comera”), a life sciences company developing a new generation of bio-innovative biologic medicines to improve patient access, safety and convenience, today announced entry into a purchase agreement with Arena Business Solutions Global SPC II, Ltd. (“Arena”) for up to $15 million of the Company’s common stock, with an option to increase by an additional $15 million to $30 million.

“The line of credit provides the opportunity to invest in our pipeline and proprietary formulation platform, SQore™, which is designed to transform intravenous biologics into subcutaneous versions that patients can self-administer in a single dose,” said Jeffrey Hackman, President, Chief Executive Officer and Chairman of Comera. “Strengthening our balance sheet will help us achieve our strategic objectives in the near-term, and we are grateful for Arena’s commitment to Comera’s success.”

After the SEC declares a resale registration statement effective relating to the transaction, Comera will have the right and the sole discretion to sell to Arena up to $15 million worth of shares over a 36-month period subject to certain limitations. Comera will control the timing and amount of any future investment and Arena will be obligated to make purchases in accordance with the purchase agreement and at a price based on 96% of the volume-weighted average trading price of common stock on the day of each sale. In the event Comera determines to sell any shares of its common stock under the purchase agreement the Company intends to use proceeds from the purchase agreement to fund working capital and general corporate purposes.

Arena has agreed not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s common stock. No warrants, derivatives, or other share classes are associated with this agreement. In consideration for entering into the agreement, Comera has issued shares of common stock to Arena as a commitment fee and will issue additional commitment fee shares to Arena if the Company exercises its option to increase the commitment amount.

A more detailed description of the agreement is set forth in the Company’s Current Report on Form 8-K to be filed with the SEC.

The offer and sale of the securities by the Company in the above transaction have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered or qualified under any state securities laws, and therefore may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements, and registration or qualification and under applicable state securities or “Blue Sky” laws or an applicable exemption from such registration or qualification requirements. The Company has agreed to file a registration statement with the SEC to register the resale by Arena of the shares of common stock to be purchased by Arena under the purchase agreement.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor there be any sale of these securities in any jurisdiction in which such offer solicitation or sale are unlawful prior to registration or qualification under securities laws of any such jurisdiction.

About Comera Life Sciences

Leading a compassionate new era in medicine, Comera Life Sciences is applying a deep knowledge of formulation science and technology to transform essential biologic medicines from intravenous (IV) to subcutaneous (SQ) forms. The goal of this approach is to provide patients with the freedom of self-injectable care, reduce institutional dependency and to put patients at the center of their treatment regimen.

To learn more about the Comera Life Sciences mission, as well as the proprietary SQore™ platform, visit https://comeralifesciences.com/.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws including statements regarding our ability to execute on our business strategy and our ability to access the $15 million in proceeds under the purchase agreement, or to exercise the option for an additional $15 million, due to the limitations contained in the purchase agreement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: risks that the limitations in the purchase agreement will limit our sales and/or prevent us to exercise our option or that we will need to seek stockholder approval, which we may not be able to obtain, to remove such limitations; that the recently completed business combination disrupts the Company’s current plans and ability to retain its employees; the Company’s ability to maintain the listing of its securities on the Nasdaq Capital Market; the effect of the COVID-19 pandemic on the Company’s business; the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the capital structure; the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so; the risk that we will be unable to continue to attract and retain third-party collaborators, including collaboration partners and licensors; the risk that the Company may never achieve or sustain profitability; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that the Company is unable to secure or protect its intellectual property; the risk that the Company is unable to secure regulatory approval for its product candidates; general economic conditions; and other risks and uncertainties indicated in the Current Report on Form 8-K filed with the SEC on May 25, 2022 under “Risk Factors” and in other filings that have been made or will be made with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Comera’s Current Report on Form 8-K filed with the SEC on May 25, 2022 and other documents filed by Comera from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Comera assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Comera can give no assurance that it will achieve its expectations.

Contacts

Comera Investor

John Woolford

ICR Westwicke

John.Woolford@westwicke.com

Comera Press

Karen Chase

ICR Westwicke

Karen.Chase@westwicke.com